United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 27, 2004
Date of Earliest Event Reported: May 13, 2004

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada		89119-3720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Item 2.  Acquisition or Disposition of Assets

On May 13, 2004, with an effective date of May 1, 2004, Shuffle Master, Inc. and subsidiaries (the “Company”) acquired a 100% ownership interest in CARD Casinos Austria Research & Development GmbH & Co KG and its subsidiaries (“CARD”) from Casinos Austria AG and its affiliate.

The purchase price, paid at closing, consisted of a Euro-denominated cash payment of € 25,935,000 and the issuance of 767,076 shares of the Company’s common stock.  The cash payment was funded with a partial use of proceeds from the Company’s $150,000,000 issuance, in April 2004, of contingent convertible senior notes.  The Company is required to register the shares by November 17, 2004.  Prior to the effective registration of the stock, Casinos Austria has the right to require the Company to purchase back the 767,076 shares at an aggregate price of €15,813,000.

The CARD acquisition is being accounted for as a business combination, and accordingly, the Company is in the process of determining its allocation of the total purchase price of approximately $56,000,000 to the fair value of the assets acquired and liabilities assumed.  CARD’s products have been assigned to the Company’s Utility products segment.  Beginning May 1, 2004, CARD’s operating results will be included in the Company’s consolidated financial statements.  Management expects this acquisition to be immediately accretive to the Company’s earnings.

CARD, which is now a subsidiary of the Company’s Shuffle Master International subsidiary, provides the Company with a headquarters and direct sales force for European business centrally located in Vienna and a satellite office in New Zealand. CARD develops, manufactures and supplies innovative casino products including one2six(TM), a continuous shuffler that accommodates up to six decks of cards and can be used for almost every casino card game.  In addition, CARD’s products under development include the Easy Chipper(TM), a next-generation chip sorting device.  Management believes that the acquisition of CARD enhances our Utility product offerings and provides the Company with opportunity to expand its global operations.

Item 7. Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

The following financial statements of CARD are included as Exhibit 99.1:

•        Audited consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder’s equity and cash flows for each of the two years in the period ended December 31, 2003.

•        Unaudited condensed consolidated balance sheet as of March 31, 2004 and the related condensed consolidated statements of income and cash flows for the three month periods ended March 31, 2004 and 2003.

(b)          Pro Forma Financial Information

The following unaudited pro forma combined financial statements are included as Exhibit 99.2:

•        Unaudited pro forma combined balance sheet as of April 30, 2004.

•        Unaudited pro forma combined statement of income for the year ended October 31, 2003.

•        Unaudited pro forma combined statement of income for the six month period ended April 30, 2004.

(c)          Exhibits

10.1         Purchase Agreement, dated May 13, 2004, by and between Casinos Austria AG and Cai Casinoinvest Middle East GMBH on the one hand and Shuffle Master Management – Service GMBH and Shuffle Master GMBH on the other hand (Incorporated by reference to Exhibit 10.1 in the Registrant’s Current Report on Form 8-K dated May 13, 2004).

10.2         Registration Rights Agreement dated May 13, 2004, by and between Casinos Austria AG on the one hand and Shuffle Master, Inc. on the other hand (Incorporated by reference to Exhibit 10.1 in the Registrant’s Current Report on Form 8-K dated May 13, 2004).

10.3         Agreement and Guaranty dated May 12, 2004, by and between Casinos Austria AG and Cai Casinoinvest Middle East GMBH on the one hand and Shuffle Master, Inc. on the other hand (Incorporated by reference to Exhibit 10.3 in the Registrant’s Current Report on Form 8-K dated May 13, 2004).

23            Independent Auditors’ Consent

99.1         Audited historical consolidated financial statements of CARD for the years ended December 31, 2003 and 2002 and unaudited historical condensed consolidated financial statements of CARD for the three month periods ended March 31, 2004 and 2003.

99.2         Unaudited pro forma combined balance sheet as of April 30, 2004 and unaudited pro forma combined statements of income for the six month period ended April 30, 2004 and the year ended October 31, 2003.

Forward Looking Statements

There are statements herein which are forward-looking statements that are based on management’s beliefs, as well as on assumptions made by and information available to management. The Company considers such statements to be made under the safe harbor created by the federal securities laws to which the Company is subject, and, other than as required by law, the Company assumes no obligation to update or supplement such statements.

These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are based on management’s current beliefs and expectations about future events, as well as on assumptions made by and information available to management. These forward-looking statements include statements that reflect management’s beliefs, plans, objectives, goals, expectations, anticipations, intentions with respect to the Company’s financial condition, results of operations, future performance and business, including statements relating to its business strategy and its current and future development plans. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “might,” “may,” “could,” “will” and similar expressions or the negative thereof, as they relate to the Company or its management, identify forward-looking statements.

Forward-looking statements reflect and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Factors that could cause actual results to differ materially from expectations include, but are not limited to, the following:

•                  changes in the level of consumer or commercial acceptance of the Company’s existing products and new products as introduced;

•                  advances by competitors;

•                  acceleration and/or deceleration of various product development, promotion and distribution schedules;

•                  product performance issues;

•                  higher than expected manufacturing, service, selling, administrative, product development, promotion and/or distribution costs;

•                  changes in the Company’s business systems or in technologies affecting the Company’s products or operations;

•                  reliance on strategic relationships with distributors and technology and manufacturing vendors;

•                  current and/or future litigation or claims;

•                  tax matters including changes in tax legislation or assessments by taxing authorities;

•                  acquisitions or divestitures by the Company or its competitors of various product lines or businesses and, in particular, integration of businesses that the Company may acquire;

•                  changes to the Company’s intellectual property portfolio, such as the issuance of new patents, new intellectual property licenses, loss of licenses, claims of infringement or invalidity of patents;

•                  regulatory and jurisdictional issues (e.g., technical requirements and changes, delays in obtaining necessary approvals, or changes in a jurisdiction’s regulatory scheme or approach, etc.) involving the Company and its products specifically or the gaming industry in general;

•                  general and casino industry economic conditions;

•                  the financial health of the Company’s casino and distributor customers, suppliers and distributors, both nationally and internationally;

•                  the Company’s ability to meet debt service obligations and to refinance indebtedness, which will depend on future performance and other conditions or events and will be subject to many factors that are beyond; and

•                  various risks related to the Company’s customers’ operations in countries outside the United States, including currency fluctuation risk, which could increase the volatility of the Company’s results from such operations.

Additional information on these and other risk factors that could potentially affect the Company’s financial results may be found in documents filed by the Company with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: July 27, 2004

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer